Commitments and Contingent Liabilities	12 Months Ended
Dec. 31, 2025
Commitments and Contingent Liabilities [Abstract]
Commitments and contingent liabilities

Note 12 - Commitments and contingent liabilities

A.	Commitments

1.	TyrNovo, has obligations to the Israel Innovation Authority (hereinafter: “IIA”) with respect to grants it received from the IIA in connection with TyrNovo’s technology. The requirements and restrictions for such grants are found in the Encouragement of Research, Development and Technological Innovation in Industry Law 5744-1984 and in the IIA’s rules and guidelines and the terms of these grants.

In general, a recipient company is obligated to pay the IIA royalties from the revenues generated from the sale of products and related services developed as a result of, a research and development program funded, in whole or in part, by the IIA (currently a yearly rate of 3% to 6%), up to the aggregate amount of the total grants received by the IIA, plus annual interest. The recipient company is also obligated to manufacture its drug in Israel unless it receives the approval of the IIA in which case it will be required to pay the higher rate mentioned above. A recipient company is not required to repay the grants if it does not generate revenue.

TyrNovo’s technologies were developed, in part, with funds from IIA grants, and accordingly is obligated to pay royalties on sales of any of its IIA funded products and related services.   As of December 31, 2025, the maximum royalty amount that would be payable by TyrNovo, excluding interest, is approximately NIS 5.5 million (USD 1.72 million), and as of such date, TyrNovo had not paid any royalties to the IIA.

The Group does not recognize a liability for royalties because there is no reasonable assurance, as of the reporting period, that the underlying sales will occur in the future. Therefore, the financial statements do not include a liability for these royalties.

2.	TyrNovo has entered into a license agreement (the “License Agreement”) with Yissum Research Development Company of the Hebrew University of Jerusalem Ltd. (hereafter “Yissum”) dated August 15, 2013, as amended. In accordance with the License Agreement, Yissum granted the Company an exclusive license to commercialize, exploit, develop, manufacture, market, import, export, distribute, offer to sell, or sell products, that are derived from Yissum’s licensed technology.

In consideration for the grant of the license, the Company shall pay Yissum the following consideration during the term of the license:

(i)	Royalties at a rate of up to three percent (3%) of net sales.

(ii)	Sublicense fees at a rate of twelve percent (12%) of sublicense consideration.

In addition, Yissum is entitled to receive an exit fee of 12% of the transaction proceeds in the event of certain pre - defined transactions set forth in the License Agreement.

BIRAD Research & Development Company Ltd. (BIRAD) is entitled to receive a portion of Yissum’s royalties on net sales according to an amendment to the License Agreement signed between TyrNovo and Yissum.

The consolidated financial statements do not include a liability for royalties or sublicense fees for this license agreement as there is no minimum payments and thus obligation will be recognized when the related sales will occur.

3.

cCAM Biotherapeutics Ltd. (cCam), a subsidiary of Merck Sharp and Dohme Corp. (MSD), has entered into a license agreement with Tel Hashomer Medical Research Infrastructure and Services Ltd. (“THM”) and Ramot at Tel Aviv University Ltd. (“Ramot”) dated April 16, 2012, which was effective as of May 25, 2010, as subsequently amended (the “THM License Agreement”).

In conjunction with the closing of the reversion agreement amongst (MSD), cCAM and FameWave, the parties executed an Assignment and Assumption Agreement by and between FameWave and cCAM, according to which cCAM assigned to FameWave all its rights, title and interest in, to and under the THM License Agreement. Pursuant to the THM License Agreement, THM and Ramot granted FameWave a worldwide, royalty-bearing, exclusive license to develop, manufacture, produce, market and sell any biopharmaceutical product and/or diagnostic product using patents and inventions owned by THM and Ramot in connection with uses of the glycoprotein CEACAM1.

In consideration for the license grant, FameWave shall pay to THM the following during the term of the license:

i)	An annual license fee of $10,000 which is credited towards any royalties to be paid during such year.

ii)	Royalties of three and a half percent (3.5%) of net sales with respect to Biopharmaceutical Products, and royalties of six and a half percent (6.5%) of net sales with respect to Diagnostic Products.

iii)	Sublicense fees at a rate of twenty percent (20%) of sublicense consideration with respect to Biopharmaceutical Products, and sublicense fees at a rate of twelve percent (12%) of sublicense consideration with respect to Diagnostic Products.

FameWave has undertaken to pay certain milestone payments upon the completion of certain pre-defined clinical and sales milestones.

In addition, THM (on behalf of the licensors) are entitled to receive an exit fee of up to three and a half percent (3.5%) of all consideration received because of or in connection with an exit event (as defined in the THM License Agreement).

Finally, THM also received an assignable warrant to purchase, upon the closing of any IPO of FameWave, ordinary shares of FameWave, at a price equal to a certain percentage of the forecast initial market value of FameWave for each share as determined, prior to the IPO, for the purpose of the IPO.

In accordance with the THM License Agreement, THM is entitled to appoint an observer to FameWave’s board of directors who has all the rights of any other director of FameWave expect for the right to vote. To date, THM has not acted on this right.

The consolidated financial statements do not include a liability for royalties or sublicense fees for this license agreement as there is no minimum payments and thus obligation will be recognized when the related sales will occur.

B.	Claims

1.

On November 17, 2022, Fidelity Venture Capital Ltd., a private Israeli company (“Fidelity VC”) and Mr. Dror Atzmon, an Israeli resident and citizen believed to be the sole shareholder of Fidelity VC (Mr. Atzmon, together with Fidelity VC, the “Atzmon Plaintiffs”), filed a statement of claim in the Economic Division of the Tel Aviv District Court (the “Atzmon Claim”) against the Company and a number of other defendants, including our former chief executive officer. The Atzmon Plaintiffs are seeking damages for approximately NIS 9 million (approximately USD 2.5 million) in connection with various claims relating to alleged contractual breaches and torts arising from an alleged contractual undertaking for the Company to engage the Atzmon Plaintiffs to provide advisory services to the Company following the initial public offering in the United States and listing on NASDAQ in November 2015.

The Company rejects all the claims presented in the Atzmon Claim. On August 3, 2023, the court ordered the parties to inform of their willingness to a mediation process. The parties agreed to mediation, and a mediator was appointed. The mediation process concluded without success in January 2026. On January 18, 2026, the Court set deadlines for preliminary proceedings and scheduled a pre-trial hearing for June 4, 2026. At this stage, the Company is unable, with any degree of certainty, to assess the likelihood of success of the claim or the scope of potential exposure, if any, in connection with the Atzmon Claim.